Exide Technologies Public-Side DIP Lender Presentation September 30, 2014 Exhibit 99.1

Disclaimer
This presentation may contain certain statements that may be deemed “forward-looking statements” as defined in the U.S. Private Securities Litigation Reform Act of
1995.  All statements that address activities, events or developments that we intend, expect, plan, project, believe or anticipate will or may occur in the future are forward-looking statements.  By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future.  The Company undertakes no obligation to update or revise any forward-looking statements.
Examples of forward-looking statements include, but are not limited to (a) projections of revenues, cost of raw materials, income or loss, earnings or loss per share, capital expenditures, growth prospects, dividends, the effect of currency translations, capital structure, and other financial items, (b) statements of plans and objectives of the Company or its management or Board of Directors, including the introduction of new products, or estimates or predictions of actions by customers, suppliers, competitors or regulating authorities, (c) statements of future economic performance, (d) statements regarding liquidity and (e) statements of assumptions, such as the prevailing weather conditions in the Company’s market areas, underlying other statements and statements about the Company or its business, and (f)
statements regarding tax and liquidity impacts from asset sales and restructuring activities.
Factors that could cause actual results to differ materially from these forward looking statements include, but are not limited to, the following general factors such as:
(i) the ability of the Company to develop, prosecute, confirm and consummate the Chapter 11 plan of reorganization, (ii) the potential adverse impact of the Chapter
11 filing on the Company's liquidity and operations and the risks associated with operating businesses under Chapter 11 protection, (iii) the ability of the Company to comply with the terms of the DIP financing facility, (iv) the Company's ability to obtain additional financing, (v) the Company's ability to retain key management and employees, (vi) customer response to the Chapter 11 filing, (vii) the risk factors or uncertainties listed from time to time in the Company's filings with the Securities and Exchange Commission (including, without limitation, those risk factors described in the Company’s fiscal 2014 Form 10-K for the fiscal year ended March 31,
2014) and with the U.S. Bankruptcy Court in connection with the Company's Chapter 11 filing, (viii) the fact that lead, a major constituent in most of the Company’s products, experiences significant fluctuations in market price and is a hazardous material that may give rise to costly environmental and safety claims, (ix) the
Company’s ability to implement and fund business strategies based on current liquidity, (x) the Company’s ability to realize anticipated efficiencies and avoid additional unanticipated costs related to its restructuring activities, (xi) the cyclical nature of the industries in which the Company operates and the impact of current adverse economic conditions on those industries, (xii) unseasonable weather (warm winters and cool summers) which adversely affects demand for automotive and some industrial batteries, (xiii) the Company’s substantial debt and debt service requirements which may restrict the Company’s operational and financial flexibility, as well as imposing significant interest and financing costs, (xiv) the litigation proceedings to which the Company is subject, the results of which could have a material adverse effect on the Company and its business, (xv) the realization of the tax benefits of the Company’s net operating loss carry forwards, which is dependent upon future taxable income, (xvi) competitiveness of the battery markets in the Americas and Europe, (xvii) risks involved in foreign operations such as disruption of markets, changes in import and export laws, currency restrictions, currency exchange rate fluctuations and possible terrorist attacks against U.S. interests, (xviii) the ability to acquire goods and services and/or fulfill later needs at budgeted costs, (xix) general economic conditions, (xx) the Company’s ability to successfully pass along increased material costs to its customers, (xxi) recently adopted U.S. lead emissions standards and the implementation of such standards by applicable states, and (xxii) the Company’s ability to resume operations at its Vernon, California recycling facility.

3 I. Chapter 11 Process Update II. DIP Amendment Request III. Q&A Agenda

Introduction
Exide Technologies (“Exide” or the “Company”) appreciates the opportunity to meet with public-side DIP lenders to provide an update on its Chapter 11 process and discuss the DIP amendment request
Since the July DIP lender call, certain developments have materialized that delayed the Company’s plan of reorganization
(“POR”) process
Inventory overstatement at Canon Hollow
Increased financial demands from California regulators related to the Vernon, CA facility permit process and remediation activities
Recently announced DOJ/EPA inquiry in connection with Vernon
The Company has made progress to resolve these issues but is unlikely to satisfy the Plan Support Agreement (“PSA”)
condition for DIP maturity extension by October 12
Conversations with regulators and POR negotiations with the Unofficial Committee of Senior Secured Noteholders (“UNC”) continue
Exide is hopeful that it will reach agreement in the near-term on a POR term sheet supported by the UNC
The Company will also begin to explore other strategic alternatives as outlined by the amendment
Provides assurance of clear exit paths for the Chapter 11 case
Given the current situation, the Company is requesting certain amendments to its DIP facilities to provide for the time and flexibility necessary to pursue restructuring strategies to maximize value

POR Process Pursued
Sale Process Pursued

EXIDE TECHNOLOGIES

Dual-Track Timeline
Set forth below is the timeline and key dates associated with the Company’s contemplated dual-track restructuring strategy
POR negotiations and
sale process
preparation/launch
January 15, 2015
Court approval of stalking horse bid procedures
November 17, 2014
Sign PSA or begin sale
process/distribute
marketing materials
January 15, 2015
Court approval of
Disclosure Statement
March 10, 2015
Confirmation of
an acceptable
POR
March 31, 2015
Plan effectiveness
March 10, 2015
Court approval
of sale
March 31, 2015
Sale consummation
December 23, 2014
Signed stalking horse
agreement
September 24, 2014
DIP lender meeting

6 I. Chapter 11 Process Update II. DIP Amendment Request III. Q&A Agenda

Maturity Date
March 31, 2015 (5¹/2
month extension) (1)
Financial
Covenants
Remove minimum EBITDA covenant
Minimum liquidity covenant: $50 million ($15 million increase)
Minimum US liquidity covenant: $25 million (new provision)
US liquidity defined as US cash plus excess availability
Maximum capital expenditures based on schedule below with no carry-over (new provision):
Negative
Covenants
Permitted asset sale basket of $25 million removed with exception for Nox credit sale process recently approved by the Court
Tighten permitted debt baskets
Milestones
Signed PSA or initiation of sale process –
11/17/2014
If POR process pursued:
Disclosure Statement approval –
1/15/2015
Confirmation – 3/10/2015
If sale process pursued:
Signed stalking horse agreement – 12/23/2014
Stalking horse agreement/bid procedures
approved – 1/15/2015
Sale approved – 3/10/2015
Other
ABL Lenders extend with the following proposed modifications:
Revolver commitment reduced to $200 million ($25 million reduction)
Ability to exercise remedies at the direction of Required Revolver Lenders
(instead of Required Lenders) in effect under certain circumstances if POR not delivered in accordance with adjusted milestones
Cash anti-hoarding provision
Refreshed field exam and inventory appraisal update by 9/30
Termination of the delivered stalking horse agreement shall
be an event of default
Pricing:
Amendment Fee 75 bps
Timing Signature pages due by 5 p.m. New York time on Friday, October 3
Level
$35 million
$12.5 million
Quarter-ending 12/31/2014
Each month thereafter
Period
DIP Amendment Request
(1) Initial maturity extension through November 4, 2014, with full maturity extension conditioned on court approval of the pricing components of the amendment, which will be retroactively effective upon court approval.
(2)    Payable on full commitment amount at 12/31/14.
Drawn Undrawn
Duration Fee
(2)
Existing L+325 bps 50 bps N/A
Post amendment L+400 bps 100 bps N/A
After 12/31/14 L+450 bps 150 bps 50 bps
rd

Closing Remarks
Well-defined process in place with clear path to consummation of Chapter 11 case
Continued support of DIP lenders is critical to positive outcome
More time and flexibility needed to bridge to POR or organized sale process
Would avoid significant risk to all stakeholders in unmanaged scenario

9 I. Chapter 11 Process Update II. DIP Amendment Request III. Q&A Agenda